T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

Supplement to Prospectus Dated May 1, 2014

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2015, Samy B. Muaddi will replace Michael J. Conelius as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Muaddi joined T. Rowe Price in 2006.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2015, Samy B. Muaddi will replace Michael J. Conelius as Chairman of the fund’s Investment Advisory Committee. Mr. Muaddi joined the Firm in 2006 and his investment experience dates from that time. He has served as a credit analyst with the Firm throughout the past five years.

The date of this supplement is January 13, 2015.

E965-041 1/13/15